Exhibit 99.1

urban-gro, Inc. Secures Design-Build Contract Valued at Approximately $20 Million Dollars

LAFAYETTE, Colo., January 2, 2024 – urban-gro, Inc. (Nasdaq: UGRO) (“urban-gro” or the “Company”), an integrated professional services consulting firm, today announced that it has secured a design-build contract with an existing vertically integrated U.S.-based multi-state Cannabis cultivation and retail dispensary operator. The contract is for the design and construction of both a new cultivation facility and the interior retrofit of an existing facility. The contract is valued at approximately $20 million and it is anticipated that revenue will be recognized over the next six quarters.

“Bradley Nattrass, Chairman and CEO, commented “Our turnkey approach coupled with our unique industry expertise allows us to streamline complex projects like this one by seamlessly integrating the design and construction phases. Not only does this simplify the client experience, but it significantly improves speed to market. Building on our business development efforts over the past year, it is rewarding for the team to kick off 2024 with a strong contract win. I remain optimistic that the Cannabis industry will experience increased momentum this year, and our team of nearly 140 professional service providers and horticulturalists will be ready to guide our clients through the next phases of their projects.”

About urban-gro, Inc.

urban-gro, Inc.® (Nasdaq: UGRO) is an integrated professional services consulting firm delivering professional services and solutions across architecture, design, engineering, equipment integration, and construction management. Our multi-sector expertise encompasses a diverse set of projects across a host of industries such as CEA, light industrial, healthcare, hospitality, laboratories and more. Our dedicated and innovative team is fueled by a commitment to empower our clients by providing exceptional customer experiences throughout the project lifecycle and beyond, including post-operational support. With offices across North America and in Europe, we deliver Your Vision – Built. Learn more by visiting www.urban-gro.com.

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Safe Harbor Statement

This press release contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. When used in this release, terms such as “believes,” “will,” “expects,” “anticipates,” and similar expressions and variations as they relate to the Company or its management are intended to identify forward-looking statements. The forward-looking statements in this press release include, without limitation, relating to future projects, our ability to simplify, streamline, seamlessly integrate design and construction phases, and to shorten the timeframe to become operational and to market, as well as future events, business strategy, future performance, opportunities for growth, prospects, legislative and/or regulatory events, plans and objectives of management. These and other forward-looking statements are based on current expectations, forecasts, and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially from those anticipated or expected, including, among others, our ability to successfully manage and integrate acquisitions, our ability to accurately forecast revenues and costs, competition for projects in our markets, our ability to predict and respond to new laws and governmental regulatory actions, our ability to successfully develop new and/or enhancements to our product offerings and develop a product mix to meet demand, risks related to adverse weather conditions, supply chain issues, rising interest rates, economic downturn or other factors that could cause delays or the cancellation of projects in our backlog or our ability to secure future projects, our ability to maintain favorable relationships with suppliers, risks associated with reliance on key customers and suppliers, our ability to attract and retain key personnel, results of litigation and other claims and insurance coverage issues, risks related to our information technology systems and infrastructure, our ability to maintain effective internal controls, our ability to execute on our strategic plans, our ability to achieve and maintain cost savings, the sufficiency of our liquidity and capital resources, and our ability to achieve our key initiatives for 2023, particularly our growth initiatives. A more detailed description of these and certain other factors that could affect actual results is included in the Company’s filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as may be required by law.

Investor Contacts:

Dan Droller – urban-gro, Inc.

-or-

Jeff Sonnek – ICR, Inc.

(720) 730-8160

investors@urban-gro.com

Media Contact:

Barbara Graham – urban-gro, Inc.

(720) 903-1139

media@urban-gro.com

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